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                                                                      CLOSED END
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The Austria Fund

Semi-Annual Report
February 28, 2001

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
April 5, 2001

Dear Shareholder:

This report contains investment results and market commentary for The Austria Fund (the "Fund") for the semi-annual reporting period ended February 28, 2001.

Investment Objective and Policies This closed-end fund seeks long-term capital appreciation through investment primarily in the equity securities of Austrian companies.

Investment Results

The following table provides performance for the Fund and its benchmark, the Austrian Traded Index 50 (ATX 50), for the three-, six- and 12-month periods ended February 28, 2001.

INVESTMENT RESULTS*
Periods Ended February 28, 2001

                                               ---------------------------------
                                                        Total Returns
                                               ---------------------------------
                                                 3           6             12
                                               Months      Months        Months
--------------------------------------------------------------------------------

The Austria
Fund                                            6.18%      -22.99%       -56.97%
--------------------------------------------------------------------------------
Austrian
Traded
Index 50
(ATX 50)                                       16.72%         5.20%       -0.18%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) as of February 28, 2001. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The Austrian Traded Index 50 (ATX 50) is a capitalization-weighted index of 54 Austrian stocks listed on the Vienna Stock Exchange. The index is unmanaged and reflects no fees or expenses. The index's returns are expressed in U.S. dollars. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including The Austria Fund.

      Additional investment results appear on pages 4-6.

For the three-, six- and 12-month periods ended February 28, 2001, the Fund significantly underperformed its benchmark, the ATX 50 Index, more substantially so in the earlier periods. The Fund's performance suffered relative to the ATX 50 Index as a result of its focus on smaller growth stocks. Al-



--------------------------------------------------------------------------------
                                                            THE AUSTRIA FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

though exposure to this area has been reduced, liquidity conditions have inhibited more meaningful portfolio shifts. At the same time, however, we remain confident that these smaller growth companies will provide relatively superior returns over the long-term. The current portfolio is dominated by companies that we believe to be able to survive the current downturn and that are well placed to benefit from any recovery in sentiment.

Despite the poor performance of global equity markets, the Austrian market has succeeded in putting in one of the best performances of all developed markets since the beginning of the year. This relative performance is long overdue as the ATX 50 Index has been Europe's worst performer over the past 5 years. The reason for this outperformance is a result of investors' greater appetites for value stocks (which dominate the Austrian market) relative to growth companies which tend to display higher rates of earnings growth but typically have more demanding valuation multiples.

The macroeconomic situation for the country remains relatively positive. Although gross domestic product (GDP) growth estimates have been coming down in recent months, we still anticipate that Austrian growth will reach around 2.5% for the year following the 1999 3.5% increase. At the same time, inflationary expectations remain subdued and we would expect inflation to fall below 2% in the current year. This performance for both growth and inflation exceeds the expected European average and reflects Austria's long-term growth attractions.

Despite this relatively strong macro-performance, Austria's stock market remains relatively undervalued against other markets in Europe. With a prospective price-to-earnings multiple of below 10 times for 2001, which compares with a European average forecast multiple of 19 times and earnings growth of 12% relative to Europe's 11%, the Austrian market offers both superior growth and considerable better value. However, the Austrian market, with a total market capitalization of approximately $22 billion dollars, has failed to attract the attention of both international and domestic investors and the recent acquisition of Bank Austria by Germany's Hypo Bank has removed Austria's largest company from the Vienna exchange.

Although the new listings market has remained fairly vibrant, the recent shakeout in technology companies throughout the globe has had a severely debilitating effect on the market capitalization of this area. As a result, any substantial revaluation of the Austrian market is likely to depend upon the government providing fiscal incentives to domestic investors for long-term savings. Austria's social security and pen-


--------------------------------------------------------------------------------
2 o THE AUSTRIA FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

sions deficit remains extremely high and as a result reform will be necessary in order to promote the idea of individuals accepting some of this burden by saving for themselves. We hope to see some legislation before the Viennese market retreats to being a permanent backwater.

Thank you for your continued interest and investment in The Austria Fund. We look forward to reporting to you on market activity and the Fund's investment results in the future.

Sincerely,


/s/ Dave H. Williams

Dave H. Williams
Chairman and President


/s/ Mark H. Breedon

Mark H. Breedon
Vice President

[PHOTO]     Dave H. Williams

[PHOTO]     Mark H. Breedon

Portfolio Manager, Mark H. Breedon, has over 23 years of investment experience.


--------------------------------------------------------------------------------
                                                            THE AUSTRIA FUND o 3

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

THE AUSTRIA FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
2/28/91 TO 2/28/01

The Austria Fund (NAV): $10,913
Benchmarks: $6,769

                            [MOUNTAIN CHART OMITTED]

This chart illustrates the total value of an assumed $10,000 investment in The Austria Fund (NAV) (from 2/28/91 to 2/28/01) as compared to the performance of appropriate benchmarks. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged ATX 50 is a capitalization-weighted index of 54 Austrian stocks listed on the Vienna Stock Exchange. The index's returns are expressed in U.S. dollars. The unmanaged Credit Aktien Index is a captialization-weighted index comprised of 30 domestic companies listed on the Vienna Stock Exchange.

When comparing The Austria Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Austria Fund.

* For the period 2/28/91 through 2/28/98, the Fund's benchmark is represented by the Credit Aktien Index. In 1998, the Fund's benchmark changed to the Austrian Traded Index ("ATX 50"). Subsequently, from 2/28/98 through 2/28/01, the Fund's benchmark is represented by the ATX 50.


--------------------------------------------------------------------------------
4 o THE AUSTRIA FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

THE AUSTRIA FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 2/28

                                  [Bar Chart]

                The Austria Fund (NAV)--Yearly Periods Ended 2/28
--------------------------------------------------------------------------------
                           The Austria Fund (NAV)             Benchmarks*
--------------------------------------------------------------------------------
      2/29/92                     -18.89%                      -14.61%
      2/28/93                     -22.70%                      -23.51%
      2/28/94                      36.38%                       22.28%
      2/28/95                     -13.02%                       -1.05%
      2/29/96                      15.32%                        2.10%
      2/28/97                       8.34%                       -5.64%
      2/28/98                      24.04%                       16.24%
      2/28/99                       5.06%                      -11.36%
      2/29/00                     109.49%                      -13.56%
      2/28/01                     -56.97%                       -0.18%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period.

* For the period 2/29/92 through 2/28/98, the Fund's benchmark is represented by the Credit Aktien Index. In 1998, the Fund's benchmark changed to the Austrian Traded Index 50 (ATX 50). Subsequently, from 2/28/98 through 2/28/01, the Fund's benchmark is represented by the ATX 50.

      The unmanaged Austrian Traded Index 50 (ATX 50) is a capitalization-weighted index of 54 Austrian stocks listed on the Vienna Stock Exchange. The unmanaged Credit Aktien Index is a capitalization-weighted index comprised of 30 domestic companies listed on the Vienna Stock Exchange. The indices reflect no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Austria Fund.


--------------------------------------------------------------------------------
                                                            THE AUSTRIA FUND o 5

-----------------
PORTFOLIO SUMMARY
-----------------

Portfolio Summary
February 28, 2001 (unaudited)

INCEPTION DATE
9/28/89

PORTFOLIO STATISTICS
Net Assets ($mil): $54.6

SECTOR BREAKDOWN
44.8% Technology
16.0% Consumer Services                   [PIE CHART OMITTED]
10.5% Financial Services
 7.8% Utilities
 7.6% Capital Goods
 5.7% Consumer Manufacturing
 4.8% Consumer Staples
 2.4% Energy

 0.4% Short-Term

All data as of February 28, 2001. The Fund's sector breakdown may vary over time. This breakdown is expressed as a percentage of total investments.


--------------------------------------------------------------------------------
6 o THE AUSTRIA FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
February 28, 2001 (unaudited)

                                                                      Percent of
Company                                             U.S. $ Value      Net Assets
--------------------------------------------------------------------------------
Erste Bank Der Oesterreichischen
  Sparkassen AG                                      $ 5,061,786            9.3%
--------------------------------------------------------------------------------
EMTS Technologie AG                                    4,198,314            7.7
--------------------------------------------------------------------------------
Schoeller-Bleckmann Oilfield
  Equipment AG                                         4,017,086            7.3
--------------------------------------------------------------------------------
Uproar, Ltd.                                           3,629,832            6.6
--------------------------------------------------------------------------------
Yline Internet Business Services AG                    3,466,579            6.3
--------------------------------------------------------------------------------
Do & Co Restaurants & Catering AG                      2,879,219            5.3
--------------------------------------------------------------------------------
Head NV                                                2,853,882            5.2
--------------------------------------------------------------------------------
Flughafen Wien AG                                      2,708,032            5.0
--------------------------------------------------------------------------------
Austria Technologie &
  Systemtechnik AG                                     2,699,556            4.9
--------------------------------------------------------------------------------
Austria Tabakwerke AG                                  2,550,297            4.7
--------------------------------------------------------------------------------
                                                     $34,064,583           62.3%


--------------------------------------------------------------------------------
                                                            THE AUSTRIA FUND o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
February 28, 2001 (unaudited)

Company                                                   Shares    U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-96.3%

Technology-43.3%
Communication Equipment-0.3%
Scotty Tele-Transport Corp. AG(a)(b) ...........           1,453     $   200,808
                                                                     -----------

Computer Services-3.5%
Gericom AG(a) ..................................          90,000       1,907,195
                                                                     -----------

Computer Software-13.3%
Fabasoft AG(a) .................................         313,468       1,328,543
Feratel Media Technologies(a)  .................          40,000         606,248
Jo Wood(a) .....................................         121,900       1,684,689
Uproar, Ltd. (Bermuda)(a) ......................       1,242,804       3,629,832
                                                                     -----------
                                                                       7,249,312
                                                                     -----------
Internet-8.3%
BETandWIN.com Interactive
  Entertainment AG(a) ..........................         129,672         621,261
Blue C New Economy Consulting
  & Incubation AG(a) ...........................         150,000         146,495
Update.com(a) ..................................          80,000         187,956
Webfreetv.Com Multimedia(a) ....................          26,000          95,820
Yline Internet Business Services AG(a) .........          86,000       3,466,579
Zy.Com(a)(b)(c) ................................          39,000             -0-
                                                                     -----------
                                                                       4,518,111
                                                                     -----------
Semi-conductor Components-4.1%
SEZ Holdings AG (Switzerland)(d) ...............           3,500       2,250,164
                                                                     -----------

Miscellaneous-13.8%
Austria Technologie & Systemtechnik AG .........         100,000       2,699,556
EMTS Technologie AG(a)(d) ......................          65,000       4,198,314
Smart Fibres(a)(b)(c) ..........................          24,300         649,829
                                                                     -----------
                                                                       7,547,699
                                                                     -----------
                                                                      23,673,289
Consumer Services-15.5%
Restaurants & Lodging-5.3%
Do & Co Restaurants & Catering AG ..............         100,000       2,879,219
                                                                     -----------

Miscellaneous-10.2%
Flughafen Wien AG ..............................          73,480       2,708,032
Head NV (Netherlands)(a) .......................         525,000       2,853,882
                                                                     -----------
                                                                       5,561,914
                                                                     -----------
                                                                       8,441,133
                                                                     -----------


--------------------------------------------------------------------------------
8 o THE AUSTRIA FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                       Shares or
                                                       Principal
                                                          Amount
Company                                                    (000)    U.S. $ Value
--------------------------------------------------------------------------------

Financial Services-10.1%
Banking-9.3%
Erste Bank Der Oesterreichischen
  Sparkassen AG ................................          98,105     $ 5,061,786
                                                                     -----------

Insurance-0.8%
Generali Holding Vienna AG .....................           2,444         466,118
                                                                     -----------
                                                                       5,527,904
                                                                     -----------
Utilities-7.6%
Electric & Gas-3.4%
EVN AG .........................................          60,000       1,864,628
                                                                     -----------

Telephone-4.2%
Cybertron Telekom AG(a) ........................         283,430       1,122,894
Telekom Austria AG(a) ..........................         200,000       1,144,317
                                                                     -----------
                                                                       2,267,211
                                                                     -----------
                                                                       4,131,839
                                                                     -----------
Capital Goods-7.3%
Machinery-7.3%
Schoeller-Bleckmann Oilfield Equipment AG ......         400,000       4,017,086
                                                                     -----------

Consumer Manufacturing-5.5%
Auto & Related-1.4%
Pankl Racing Systems AG(a) .....................          19,082         778,847
                                                                     -----------

Building & Related-4.1%
Wienerberger Baustoffindustrie AG ..............         100,000       2,211,240
                                                                     -----------
                                                                       2,990,087
                                                                     -----------
Consumer Staples-4.7%
Tobacco-4.7%
Austria Tabakwerke AG ..........................          40,000       2,550,297
                                                                     -----------

Energy-2.3%
Oil-2.3%
OMV AG .........................................          15,810       1,283,021
                                                                     -----------

Total Common Stocks
  (cost $56,702,548) ...........................                      52,614,656
                                                                     -----------

SHORT-TERM INVESTMENT-0.4%
Time Deposit-0.4%
HSBC Bank,
  5.50%, 3/01/01
  (cost $200,000) ..............................            $200         200,000
                                                                     -----------


--------------------------------------------------------------------------------
                                                            THE AUSTRIA FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                                    U.S. $ Value
--------------------------------------------------------------------------------

Total Investments-96.7%
  (cost $56,902,548) .....................................           $52,814,656
Other assets less liabilities-3.3% .......................             1,821,883
                                                                     -----------

Net Assets-100% ..........................................           $54,636,539
                                                                     ===========

(a)   Non-income producing security.

(b)   Illiquid security, valued at fair value (see Note A).

(c)   British Pound denominated security.

(d)   Swiss Franc denominated security.

      See notes to financial statements.


--------------------------------------------------------------------------------
10 o THE AUSTRIA FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
February 28, 2001 (unaudited)

Assets
Investments in securities, at value (cost $56,902,548) .......     $ 52,814,656
Cash .........................................................           48,051
Foreign cash, at value (cost $3,615,839) .....................        3,553,171
Receivable for investment securities sold ....................          745,740
Foreign taxes receivable .....................................           13,871
Interest receivable ..........................................               30
                                                                   ------------
Total assets .................................................       57,175,519
                                                                   ------------
Liabilities
Payable for investment securities purchased ..................        2,198,878
Management fee payable .......................................           48,530
Sub-advisory fee payable .....................................            9,780
Accrued expenses .............................................          281,792
                                                                   ------------
Total liabilities ............................................        2,538,980
                                                                   ------------
Net Assets ...................................................     $ 54,636,539
                                                                   ============
Composition of Net Assets
Capital stock, at par ........................................     $     64,069
Additional paid-in capital ...................................       61,677,531
Distributions in excess of net investment income .............       (1,396,331)
Accumulated net realized loss on investments and
  foreign currency transactions ..............................       (1,544,422)
Net unrealized depreciation of investments and
  foreign currency denominated assets and liabilities ........       (4,164,308)
                                                                   ------------
                                                                   $ 54,636,539
                                                                   ============
Net Asset Value Per Share
  (based on 6,406,912 shares outstanding) ....................            $8.53
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
                                                           THE AUSTRIA FUND o 11

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2001 (unaudited)

Investment Income
Interest ....................................     $     58,743
Dividends--unaffiliated issuers (net of
  foreign taxes withheld of $6,133) .........           34,754     $     93,497
                                                  ------------
Expenses
Management fee ..............................          302,903
Sub-advisory fee ............................           61,802
Audit and legal .............................          252,658
Custodian ...................................          114,918
Directors' fees and expenses ................           64,850
Printing ....................................           32,491
Transfer agency .............................            7,701
Registration fee ............................            7,529
Miscellaneous ...............................           11,315
                                                  ------------
Total expenses ..............................                           856,167
                                                                   ------------
Net investment loss .........................                          (762,670)
                                                                   ------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Transactions
Net realized loss on investment
  transactions--unaffiliated issuers ........                        (1,754,887)
Net realized gain on investment
  transactions--affiliated issuers ..........                         1,168,401
Net realized gain on foreign currency
  transactions ..............................                           238,752
Net change in unrealized
  appreciation/depreciation of:
  Investments ...............................                       (16,917,715)
  Foreign currency denominated assets
   and liabilities ..........................                           (68,229)
                                                                   ------------
Net loss on investments and foreign
  currency transactions .....................                       (17,333,678)
                                                                   ------------
Net Decrease in Net Assets from
  Operations ................................                      $(18,096,348)
                                                                   ------------

See notes to financial statements.


--------------------------------------------------------------------------------
12 o THE AUSTRIA FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                   Six Months
                                                     Ended
                                                  February 28,      Year Ended
                                                      2001          August 31,
                                                   (unaudited)         2000
                                                  ============     ============

Increase (Decrease) in Net Assets
from Operations
Net investment loss ..........................    $   (762,670)    $ (1,944,453)
Net realized gain/loss on investments
  and foreign currency transactions ..........        (347,734)       5,182,467
Net change in unrealized
  appreciation/depreciation of investments
  and foreign currency denominated assets
  and liabilities ............................     (16,985,944)       7,327,649
                                                  ------------     ------------
Net increase (decrease) in net assets
  from operations ............................     (18,096,348)      10,565,663
Distributions to Shareholders from:
Tax return of capital ........................              -0-      (4,936,756)
Net realized gain on investments and
  foreign currency transactions ..............      (1,045,816)      (5,701,178)
                                                  ------------     ------------
Total decrease ...............................     (19,142,164)         (72,271)
Capital Stock Transactions
Net decrease .................................      (2,567,551)     (13,606,471)
                                                  ------------     ------------
Total decrease ...............................     (21,709,715)     (13,678,742)
Net Assets
Beginning of period ..........................      76,346,254       90,024,996
                                                  ------------     ------------
End of period ................................    $ 54,636,539     $ 76,346,254
                                                  ============     ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                           THE AUSTRIA FUND o 13

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
February 28, 2001 (unaudited)

NOTE A
Significant Accounting Policies

The Austria Fund, Inc. (the "Fund") was incorporated in the State of Maryland on December 5, 1988 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on the Nasdaq Stock Market, Inc. are generally valued at the last reported sales price, or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, (but excluding securities traded on the Nasdaq Stock Market Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains and losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, gains or losses arising from the closing of forward exchange currency contracts and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end ex-


--------------------------------------------------------------------------------
14 o THE AUSTRIA FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

change rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year.

The exchange rate for the Euro Dollar at February 28, 2001 was EUR 1.09 to U.S. $1.00.

3. Taxes

It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for U.S. income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed on the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized and unrealized gains and losses from investment and currency transactions are calculated on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations which may differ from those determined in accordance with accounting principles generally accepted in the United States of America. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of an Investment Management and Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Investment Manager") a fee, calculated weekly and paid monthly, at an annual rate of 1% of the Fund's average weekly net assets up to $50 million and .90 of 1% of the Fund's average weekly net assets in excess of $50 million.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Investment Manager, the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AGIS $1,148 during the six months ended February 28, 2001.

Under a Sub-Advisory Agreement, the Fund will pay BAI Fondsberatung Ges.m.b.H. (the "Sub-Adviser") a fee, calculated weekly and paid monthly,


--------------------------------------------------------------------------------
                                                           THE AUSTRIA FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

at an annual rate of .20 of 1% of the Fund's average weekly net assets.

Brokerage commissions paid on investment transactions for the six months ended February 28, 2001 amounted to $81,872. Direct brokerage commission payments to Bank Austria and Creditanstalt Investment Bank Vienna, affiliates of the sub-adviser, were $0 and $1,944, respectively.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term and U.S. government securities) aggregated $15,890,302 and $23,492,535 respectively, for the six months ended February 28, 2001. There were no purchases or sales of U.S. government or government agency obligations for the six months ended February 28, 2001.

At February 28, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $8,680,539 and gross unrealized depreciation of investments was $12,768,431 resulting in net unrealized depreciation of $4,087,892 (excluding foreign currency transactions).

Currency and capital losses incurred after October 31, within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund incurred and elected to defer post October currency losses of $633,661 for the year ended August 31, 2000. To the extent they are so used, future capital gains will not be distributed to shareholders until they exceed available capital loss carryovers.

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Fund's custodian will place and maintain liquid assets in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into.


--------------------------------------------------------------------------------
16 o THE AUSTRIA FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

At February 28, 2001, the Fund had no outstanding forward exchange currency contracts.

NOTE D

Capital Stock

There are 100,000,000 shares of $.01 par value common stock authorized. At February 28, 2001, 6,406,912 shares were outstanding. On December 15, 2000, the Fund resumed its share repurchase program. For the six months ended February 28, 2001, 336,200 shares were repurchased at a cost of $2,567,551 representing 4.99% of the 6,743,112 shares outstanding at August 31, 2000. This cost includes $20,172 in commissions paid to Paine Webber Group, Inc. The average discount of market price to net asset value of shares repurchased over the period December 15, 2000 to February 28, 2001 was 1.58%.


NOTE E

Concentration of Risk

Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

Investment in the Fund's shares requires consideration of certain factors that are not typically associated with investments in U.S. equity securities such as currency fluctuations, potential price volatility, lower liquidity and concentration of the Austrian equities market and limitations on the concentration of investment in the equity of securities of companies in certain industry sectors. The possibility of political and economic instability of government supervision and regulation of market may further affect the Fund's investments.


--------------------------------------------------------------------------------
                                                           THE AUSTRIA FUND o 17

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     Six Months
                                                          Ended
                                                   February 28,                           Year Ended August 31,
                                                           2001       ------------------------------------------------------------
                                                    (unaudited)          2000         1999          1998        1997         1996
                                                    ------------------------------------------------------------------------------
Net asset value,
  beginning of period ...........................   $     11.32       $ 11.33      $ 12.29      $  12.54    $  11.22     $   9.99
                                                    ------------------------------------------------------------------------------
Income From
  Investment Operations
Net investment income (loss) ....................          (.12)(a)      (.26)(a)     (.10)(a)        -0-        .01         (.02)
Net realized and unrealized
  gain (loss) on investments and
  foreign currency transactions .................         (2.52)         1.45          .73          1.13        1.44         1.25
                                                    ------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ....................................         (2.64)         1.19          .63          1.13        1.45         1.23
                                                    ------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .............................            -0-           -0-          -0-           -0-       (.01)          -0-
Distributions in excess of
  net investment income .........................            -0-           -0-          -0-        (1.02)       (.12)          -0-
Tax return of capital ...........................            -0-         (.65)          -0-           -0-         -0-          -0-
Distributions from net realized
  gains on investments and
  foreign currency transactions .................          (.16)         (.75)       (2.01)         (.36)         -0-          -0-
                                                    ------------------------------------------------------------------------------
Total dividends and distributions ...............          (.16)        (1.40)       (2.01)        (1.38)       (.13)          -0-
                                                    ------------------------------------------------------------------------------
Capital Share Transactions
  Anti-dilutive effect of share
  repurchase program ............................           .01           .20          .42            -0-         -0-          -0-
                                                    ------------------------------------------------------------------------------
Net asset value, end of period ..................   $      8.53       $ 11.32      $ 11.33      $  12.29    $  12.54     $  11.22
                                                    ==============================================================================
Market value, end of period .....................   $      7.54       $ 10.94      $  9.00      $   9.00    $   9.56     $   8.50
                                                    ==============================================================================
Total Return(b)
Total investment return based on:
  Market value ..................................        (29.55)%       38.57%       21.06%         6.38%      14.10%        3.03%
  Net asset value ...............................        (22.99)%       13.91%       11.60%        10.78%      13.35%       12.31%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...............................   $    54,637       $76,346      $90,025      $143,824    $146,743     $131,333
Ratio of expenses to
  average net assets ............................          2.77%(c)      2.47%        2.20%         1.68%       1.71%        1.83%
Ratio of net investment income
  (loss) to average net assets ..................         (2.47)%(c)    (1.79)%       (.87)%        (.03)%       .07%        (.15)%
Portfolio turnover rate .........................            54%           30%          24%           42%         19%          39%

See footnote summary on page 20.


--------------------------------------------------------------------------------
18 o THE AUSTRIA FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a)   Based on average shares outstanding.
(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.
(c)   Annualized.


--------------------------------------------------------------------------------
                                                           THE AUSTRIA FUND o 19

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.


--------------------------------------------------------------------------------
20 o THE AUSTRIA FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

Alliance Capital

The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $454 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 41 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 605 investment professionals in 36 cities and 21 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 12/31/00.


--------------------------------------------------------------------------------
                                                           THE AUSTRIA FUND o 21

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

Dave H. Williams, Chairman and President
Gary A. Bentz
Ralph W. Bradshaw
John D. Carifa
William A. Clark
William H. M. de Gelsey
Thomas G. Lachs(1)
Dipl. Ing. Hellmut Longin(1)
Dipl. Ing. Peter Mitterbauer(1)
Peter Nowak(1)
Ronald G. Olin
Mag. Reinhard Ortner(1)
Andras Simor(1)
Dr. Reba W. Williams
Dr. Stefan K. Zapotocky

OFFICERS

Norman S. Bergel, Vice President
Mark H. Breedon, Vice President
Russell Brody, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of Americas
New York, NY 10036

Dividend Paying Agent, Transfer Agent and Registrar

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

(1)   Member of the Audit Committee

      The financial information included is taken from the records of the Fund without audit by independent accountants who do not express an opinion thereon.

      Notice is hereby given in accordance with Section 23 (c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

      This report, including the financial statements herein, is transmitted to the shareholders of The Austria Fund for their information. This is not a prospectus, circular or representation intended for use in the purchases of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
22 o THE AUSTRIA FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                                           THE AUSTRIA FUND o 23

------------------------------
SUMMARY OF GENERAL INFORMATION
------------------------------

SUMMARY OF GENERAL INFORMATION

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation AustriaFd. The daily net asset value of the Fund's shares are available from the Fund's Transfer Agent by calling (800) 219-4218. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Analytical Services and Morningstar, Inc. The Fund's NYSE trading symbol is "OST" Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds".

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at (800) 219-4218.


--------------------------------------------------------------------------------
24 o THE AUSTRIA FUND

The Austria Fund
1345 Avenue of the Americas
New York, NY 10105

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

AUSSR201